united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

ASCENDANT BALANCED FUND

ASCENDANT DEEP VALUE CONVERTIBLES FUND
ASCENDANT TACTICAL YIELD FUND

Annual Report

September 30, 2015

www.ascendantfunds.com

1 (855) 527-2363

Distributed by Northern Lights Distributors, LLC

Member FINRA

Ascendant Balanced Fund

Shareholders Letter

September 30, 2015

The Ascendant Balanced Fund (the “Fund”) began trading on October 5, 2011. The Fund is a combination of our MultiCap Equity and Fixed Income Composite Strategies which have previously only been available through our separately managed account products structure. Our proprietary process is built on a bottom up, quantitative approach to investment research and security selection. Although the process is primarily quantitative, the most attractive opportunities are evaluated for qualitative considerations before portfolios are constructed or sell decisions are made.

For the twelve months ended September 30, 2015 the Fund (ATBIX) returned -5.21%. YTD the Fund has a return of -5.50%. Increased volatility in August and September on the heels of deeper declines in oil, emerging market instability and weak economic data dragged broad indices and the Fund into negative territory for the trailing year. Detractors from performance included elevated exposure to natural resources as well as deep value convertibles. The price of oil declined dramatically over the period, causing all stocks and bonds exposed to energy or energy related services to fall. Oil has remained depressed, which put pressure not only on energy related bonds, but all bonds in the high yield and convertibles space as it represents approximately 20% of the market. The fund experienced strong relative performance from both our Large Cap and our Small-Mid Cap equity exposure.

Considerations for the coming year include central bank policy, slowing global growth and depressed energy prices. Emerging market instability and currency devaluation alongside a rising dollar also present areas to consider. Our Fund is tactically allocated based upon the decisions of the Ascendant Advisors Investment Committee. During the year the Committee changed the allocation of 57.5% equities and 42.5% fixed income, a below “neutral” equity position, to 60% equities and 40% fixed income, a “neutral” equity position.

Regards,

James H. Lee

Portfolio Manager

3844-NLD-11/24/2015

Ascendant Deep Value Convertibles Fund

Shareholders Letter

September 30, 2015

The Ascendant Deep Value Convertibles Fund (the “Fund”) began trading on October 5, 2011. The fund invests primarily in the low-delta segment of the convertibles market which tends to result in a higher-yielding, lower equity sensitivity portfolio than the convertibles market as a whole. While the research process is primarily quantitative, the most attractive opportunities are evaluated for qualitative considerations before any buy or sell decisions are made.

For the twelve months ended September 30, 2015 the Fund (AEQIX) returned -6.64%. YTD the Fund has a return of -3.07%. Due to the low delta (equity sensitivity) nature of the portfolio, many holdings act more like a high yield bond than an equity. As high yield spreads widened considerably over the last year with the price of oil collapsing and emerging market volatility, the low delta convertibles space has faced numerous headwinds. The Fund trimmed energy holdings considerably at the end of 2014 and into 2015, but a general repricing of risk across all high yield detracted from performance over the period. While we had strong performance in our Information Technology and Materials names, our Energy and Financials exposure reduced returns.

Considerations for the coming year include central bank policy, slowing global growth and depressed energy prices. Emerging market instability and currency devaluation alongside a rising dollar also present areas to consider. We remain focused on diversification and reduced exposure to high risk sectors. We believe that this diversified strategy built within the low-delta segment of the convertibles market can help mitigate risk and provide opportunities for capital gain over multiple market cycles.

Regards,

James H. Lee

Portfolio Manager

3844-NLD-11/24/2015

Ascendant Tactical Yield Fund

Shareholders Letter

September 30, 2015

The Ascendant Tactical Yield Fund (the “Fund”) began trading on May 8, 2015. The fund employs a tactical fixed income strategy utilizing market timing & sector rotation methodologies based on proprietary research process managed by a team with a combined 90 years investment management experience. The strategy places a large emphasis on capital preservation while attempting to deliver a high yield, competitive total return, and lower volatility than equity investments. Exposure to various fixed income securities gained via mutual funds for liquidity, low trading costs, diversification, research, and professional management.

Since the Fund’s inception on May 8, 2015 to the period ended September 30, 2015 the Fund (ATYAX) returned -3.30%. With the collapse in the price of oil, looming central bank action and emerging market growth concerns, fixed income markets, and notably high yield bonds, have faced significant headwinds since the funds inception. These issues came to the forefront in August and September as equity markets dropped by more than 10% along with heavy losses in high yield and oil reaching new lows. Over the last year, we have seen the market re-price risk in many different bond segments, driving up spreads and elevating fears of potential defaults. In addition to this, the Federal Reserve has been hinting at a rate hike for several years, which looks very close to finally coming to fruition. Once implemented, the next stage will be the degree and frequency at which they continue to raise rates, and what action is taken in the event of a broad slowdown.

Key themes for the coming year include central bank policy, slowing global growth and depressed energy prices. Emerging market instability and currency devaluation alongside a rising dollar also present areas of concern. We remain focused on capital preservation through tactical allocations to strengthening fixed income markets with strict risk controls.

Regards,

Porter Landreth

Portfolio Manager

3849-NLD-11/25/2015

Ascendant Balanced Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, compared to its benchmarks:

			Inception** -
	One Year	Three Year	September 30, 2015
Ascendant Balanced Fund Class A Shares	(5.41)%	5.10%	8.76%
Ascendant Balanced Fund Class A Shares with load	(10.82)%	3.06%	7.16%
Ascendant Balanced Fund Class C Shares	(6.15)%	4.27%	7.97%
Ascendant Balanced Fund Class I Shares	(5.21)%	5.36%	9.07%
S&P 500 Total Return Index	(0.61)%	12.40%	16.32%
BofA Merrill Lynch U.S. Corporate & Government Index	2.97%	1.69%	2.76%
Blended Benchmark Index***	0.98%	8.14%	10.88%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.36%, 3.11% and 2.11%, respectively, for Class A, Class C and Class I shares per the January 28, 2015 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and up to a 1.00% contingent deferred sales charge on certain redemptions. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

**	Commencement of operations is October 5, 2011.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

BofA Merrill Lynch U.S. Corporate & Government Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities. Investors cannot invest directly in an index or benchmark.

***	The Blended Benchmark Index represents a blend of 60% S&P 500 Total Return Index and 40% BofA Merrill Lynch U.S. Corporate & Government Index. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Ascendant Balanced Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2015

The Fund’s top asset classes and industry sectors as of September 30, 2015, are as follows:

Percent of
Top Ten Asset Class/Industry Sector	Net Assets
Financial	19.8%
Consumer, Non-cyclical	18.5%
Consumer, Cyclical	13.3%
Technology	12.4%
Industrial	8.4%
Communications	7.8%
Energy	7.4%
Funds	3.1%
Basic Materials	1.8%
Utilities	1.3%
Other, Cash & Cash Equivalents	6.2%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Ascendant Deep Value Convertibles Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, compared to its benchmarks:

			Inception**-
	One Year	Three Year	September 30, 2015
Ascendant Deep Value Convertibles Fund Class A Shares	(6.93)%	2.65%	8.02%
Ascendant Deep Value Convertibles Fund Class A Shares with load	(12.26)%	0.64%	6.43%
Ascendant Deep Value Convertibles Fund Class C Shares	(7.62)%	1.93%	7.32%
Ascendant Deep Value Convertibles Fund Class I Shares	(6.64)%	2.92%	8.35%
Merrill Lynch Yield Alternative Index	(6.94)%	3.24%	5.36%
S&P Composite 1500 Index	(0.30)%	12.49%	16.36%
Dow Jones U.S. Select Dividend Total Return Index	2.24%	12.10%	15.04%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded NAV on September 30, 2015 (Class A and C). The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.44%, 3.19% and 2.19%, respectively, for Class A, Class C and Class I shares per the January 28, 2015 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and up to a 1.00% contingent deferred sales charge on certain redemption. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

**	Commencement of operations is October 5, 2011.

The S&P Composite 1500 is an investable U.S. equity benchmark. The S&P Composite 1500 combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. Investors cannot invest directly in an index.

The Dow Jones U.S. Select Dividend Total Return Index measures the performance of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (“REITs”)) in the Dow Jones U.S. Index. The benchmark index has been changed to reflect changes to the Fund’s investment strategy. Investors cannot invest directly in an index.

The Merrill Lynch Yield Alternative Index (VYLD) measure the performance of convertible issuances with a greater than $50 million aggregate market value at issuance. The Merrill Lynch Yield Alternatives Index has replaced the Standard and Poor’s Composite 1500 Index as the Fund’s benchmark index to reflect changes to the Fund’s principal investment strategy. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Ascendant Deep Value Convertibles Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2015

The Fund’s top asset classes and industry sectors as of September 30, 2015, are as follows:

Percent of
Top Ten Asset Class/Industry Sector	Net Assets
Financial	19.6%
Funds	13.2%
Communications	11.4%
Consumer, Non-Cyclical	11.2%
Consumer, Cyclical	9.5%
Technology	8.2%
Energy	6.7%
Industrial	2.1%
Other, Cash & Cash Equivalents	18.1%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Ascendant Tactical Yield Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the period ended September 30, 2015, compared to its benchmarks:

Inception** -
September 30, 2015
Ascendant Tactical Yield Fund Class A Shares	(3.30)%
Ascendant Tactical Yield Fund Class A Shares with load	(8.86)%
Ascendant Tactical Yield Fund Class I Shares	(3.10)%
Barclays Capital U.S Aggregate Bond Index	0.30%
Barclays Capital U.S. Treasury Bond 1-3 Year Term Index	0.41%
Barclays High Yield Ba/B 3% Issuer Constrained Index	(5.47)%
Ascendant Tactical Yield Fund Blend	(1.61)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.25% and 2.00%, respectively, for Class A and Class I shares per the April 20, 2015 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and up to a 1.00% contingent deferred sales charge on certain redemptions. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

**	Commencement of operations is May 8, 2015.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Barclays Capital U.S. Treasury Bond 1-3 Year Term Index measures the performance of government bonds issued by the U.S. Treasury.

Barclays High Yield Ba/B 3% Issuer Constrained Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 3%.

Ascendant Tactical Yield Fund Blend represents a blend of 1/3 Barclays Capital U.S. Aggregate Bond Index, 1/3 Baclays Capital U.S. Treasury Bond 1-3 Year Term Index and 1/3 Barclays High Yield Ba/B 3% Issuer Constrained Index.

Comparison of the Change in Value of a $10,000 Investment

Ascendant Tactical Yield Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2015

The Fund’s top asset classes and industry sectors as of September 30, 2015, are as follows:

Percent of
Top Ten Asset Class/Industry Sector	Net Assets
Other, Cash & Cash Equivalents	100.0%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Ascendant Balanced Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	COMMON STOCKS - 57.2%
	ADVERTISING - 0.3%
912	Omnicom Group, Inc.	$60,101

	AEROSPACE & DEFENSE - 1.6%
675	General Dynamics Corp.	93,116
653	Lockheed Martin Corp.	135,374
787	United Technologies Corp.	70,035
		298,525
	AIRLINES - 1.5%
1,610	Alaska Air Group, Inc.	127,915
4,259	Southwest Airlines Co.	162,012
		289,927
	AUTO MANUFACTURERS - 0.4%
2,635	General Motors Co.	79,103

	AUTO PARTS & EQUIPMENT - 0.4%
637	Lear Corp.	69,293

	BANKS - 3.4%
4,552	Bank of America Corp.	70,920
3,782	BB&T Corp.	134,639
1,742	Northern Trust Corp.	118,735
2,173	Prosperity Bancshares, Inc.	106,716
1,935	Texas Capital Bancshares, Inc. *	101,433
2,822	U.S. Bancorp	115,730
		648,173
	BEVERAGES - 1.3%
1,784	Coca-Cola Enterprises, Inc.	86,256
1,319	Constellation Brands, Inc.	165,152
		251,408
	CHEMICALS - 1.4%
2,559	CF Industries Holdings, Inc.	114,899
1,414	Sensient Technologies Corp.	86,678
807	Valspar Corp.	58,007
		259,584
	COMMERCIAL SERVICES - 1.4%
961	Automatic Data Processing, Inc.	77,226
1,720	Deluxe Corp.	95,873
1,031	Mastercard, Inc.	92,914
		266,013
	COMPUTERS - 1.8%
2,455	Apple, Inc.	270,786
1,748	Synopsys, Inc. *	80,723
		351,509
	DISTRIBUTION & WHOLESALE - 0.4%
871	Genuine Parts Co.	72,197

	DIVERSIFIED FINANCIAL SERVICES - 0.6%
413	Alliance Data Systems Corp. *	106,959

See accompanying notes to financial statements.

Ascendant Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value
	ELECTRIC - 1.3%
3,014	American Electric Power Co, Inc.	$171,376
1,214	Pinnacle West Capital Corp.	77,866
		249,242
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
1,176	Belden, Inc.	54,907

	ELECTRONICS - 0.7%
1,029	Thermo Fisher Scientific, Inc.	125,826

	ENGINEERING & CONSTRUCTION - 0.9%
2,843	AECOM *	78,211
1,330	Dycom Industries, Inc. *	96,239
		174,450
	ENTERTAINMENT - 0.5%
862	Vail Resorts, Inc.	90,234

	FOOD - 2.0%
1,766	Cal-Maine Foods, Inc.	96,441
2,233	ConAgra Foods, Inc.	90,459
2,775	Kraft Foods Group, Inc.	195,860
		382,760
	HEALTHCARE - PRODUCTS - 1.7%
1,330	Danaher Corp	113,329
2,228	Hologic, Inc. *	87,182
1,121	ResMed, Inc.	57,126
589	Teleflex, Inc.	73,160
		330,797
	HEALTHCARE - SERVICES - 1.4%
1,271	Aetna, Inc.	139,060
1,130	UnitedHealth Group, Inc.	131,091
		270,151
	HOUSEHOLD PRODUCTS & WARES - 0.2%
527	Spectrum Brands Holdings, Inc.	48,226

	HOUSEWARES - 0.4%
1,834	Newell Rubbermaid, Inc.	72,828

	INSURANCE - 4.0%
2,021	ACE Ltd.	208,972
11,556	Aegon NV	66,447
1,225	Aflac, Inc.	71,209
1,630	American Financial Group, Inc.	112,323
1,328	Assurant, Inc.	104,925
1,876	Cincinnati Financial Corp.	100,929
2,331	MetLife, Inc.	109,907
		774,712
	INTERNET - 1.2%
123	Google, Inc. - Class A *	74,836
123	Google, Inc. - Class C *	78,519
1,206	J2 Global, Inc.	78,502
		231,857

See accompanying notes to financial statements.

Ascendant Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value
	INVESTMENT COMPANIES - 0.1%
2,510	Prospect Capital Corp.	$17,896

	LEISURE TIME - 1.8%
4,646	Carnival Corp.	230,906
2,232	Jarden Corp. *	109,100
		340,006
	MACHINERY - DIVERSIFIED - 0.6%
1,461	Deere & Co.	108,114

	MEDIA - 0.2%
1,542	TEGNA, Inc.	34,525

	MINING - 0.0%
629	Freeport-McMoRan Copper & Gold, Inc.	6,095

	MISCELLANEOUS MANUFACTURING - 1.4%
1,786	AZZ, Inc.	86,960
4,392	General Electric Co.	110,766
2,888	Hillenbrand, Inc.	75,117
		272,843
	OFFICE/BUSINESS EQUIPMENT - 0.3%
2,063	Cannon, Inc.	59,765

	OIL & GAS - 3.6%
318	Anadarko Petroleum Corp.	19,204
424	Apache Corp.	16,604
803	BP PLC	24,540
1,077	Chevron Corp.	84,954
484	ConocoPhillips	23,213
4,151	Denbury Resources, Inc.	10,128
536	Devon Energy Corp.	19,880
395	Diamond Offshore Drilling, Inc.	6,833
335	EOG Resources, Inc.	24,388
2,089	Exxon Mobil Corp.	155,317
1,093	Imperial Oil Ltd.	34,550
747	Marathon Oil Corp.	11,504
369	Marathon Petroleum Corp.	17,096
413	Occidental Petroleum Corp.	27,320
1,852	Royal Dutch Shell PLC - ADR	87,766
1,214	RSP Permian, Inc. *	24,583
1,450	Valero Energy Corp	87,145
1,240	Whiting Petroleum Corp. *	18,935
		693,960
	OIL & GAS SERVICES - 0.8%
156	Core Laboratories N.V.	15,569
2,012	Halliburton Co.	71,124
582	National Oilwell Varco, Inc.	21,912
268	Oil States International, Inc. *	7,003
263	Schlumberger Ltd.	18,139
858	Superior Energy Services, Inc.	10,837
		144,584

See accompanying notes to financial statements.

Ascendant Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value
	PACKAGING & CONTAINERS - 0.1%
479	Packaging Corp. of America	$28,817

	PHARMACEUTICALS - 4.2%
1,852	Abbott Laboratories	74,487
1,792	AbbVie, Inc.	97,503
1,663	Amerisource Bergen Corp.	157,968
866	Johnson & Johnson	80,841
3,857	Merck & Co, Inc.	190,497
3,119	Pfizer, Inc.	97,968
2,366	Prestige Brands Holdings, Inc. *	106,849
		806,113
	PIPELINES - 1.4%
781	Enterprise Products Partners LP	19,447
1,454	Magellan Midstream Partners LP	87,400
647	Plains All American Pipeline LP	19,656
972	Spectra Energy Corp.	25,534
2,791	Spectra Energy Partners LP	112,254
		264,291
	PRIVATE EQUITY - 0.2%
2,905	KKR & Co. LP	48,746

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.5%
8,877	Duke Realty Corp.	169,107
1,324	Extra Space Storage, Inc.	102,160
1,273	Lamar Advertising Co.	66,425
532	Public Storage	112,587
1,225	Weyerhaeuser Co.	33,492
		483,771
	RETAIL - 4.1%
1,354	CVS Caremark Corp.	130,634
4,606	Foot Locker, Inc.	331,494
2,476	Gap, Inc.	70,566
736	Outerwall, Inc.	41,900
1,693	TJX Cos., Inc.	120,914
1,071	Tractor Supply Co.	90,307
		785,815
	SEMICONDUCTORS - 1.5%
3,436	Intel Corp.	103,561
3,320	QUALCOMM, Inc.	178,384
		281,945
	SOFTWARE - 2.9%
2,054	Fiserv, Inc. *	177,897
4,659	Microsoft Corp.	206,207
1,053	MSCI, Inc.	62,611
728	Open Text Corp.	32,578
860	SYNNEX Corp.	73,152
		552,445

See accompanying notes to financial statements.

Ascendant Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value
	TELECOMMUNICATIONS - 2.4%
4,593	AT&T, Inc.	$149,640
8,711	Cisco Systems, Inc.	228,664
1,244	NeuStar, Inc. - Class A *	33,849
1,049	Verizon Communications, Inc.	45,642
		457,795

	TOTAL COMMON STOCKS (Cost $8,980,326)	10,946,308

	EXCHANGE TRADED FUNDS - 3.1%
	ASSET ALLOCATION FUND - 0.7%
3,074	SPDR Barclays Convertible Securities ETF	137,469

	COMMODITY FUND - 0.1%
250	SPDR Gold Shares *	26,715

	DEBT FUNDS - 2.1%
2,570	SPDR Barclays High Yield Bond ETF	91,646
3,520	Vanguard Intermediate-Term Corporate Bond ETF	300,714
		392,360
	EQUITY FUNDS - 0.2%
439	iShares Global Timber & Forestry ETF	19,544
875	Market Vectors Gold Miners ETF	12,023
		31,567

	TOTAL EXCHANGE TRADED FUNDS (Cost $627,330)	588,111

	MUTUAL FUND - 0.1%
	CLOSED-END FUND - 0.1%
2,476	Sprott Physical Silver Trust - Trust Unit * (Cost $18,280)	14,039

Principal ($)
	NON-CONVERTIBLE BONDS - 12.0%
	AEROSPACE & DEFENSE - 0.9%
172,000	Lockheed Martin Corp., 7.650% due 5/1/16	178,634

	AGRICULTURE - 0.1%
14,000	Archer-Daniels Midland Co., 8.375% due 4/15/17	15,530

	AUTO PARTS & EQUIPMENT - 0.9%
174,000	Meritor, Inc., 4.625% due 3/1/26	173,565

	BANKS - 1.1%
51,000	Goldman Sachs Group, Inc., 5.250% due 7/27/21	56,920
150,000	Wells Fargo & Co., 5.125% due 9/15/16	155,702
		212,622
	BEVERAGES - 0.2%
34,000	PepsiCo., Inc., 5.000% due 6/1/18	37,231

	DIVERSIFIED FINANCIAL SERVICES - 1.3%
248,000	Icahn Enterprises LP, 3.500% due 3/15/17	249,394

See accompanying notes to financial statements.

Ascendant Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	ELECTRICAL COMPONENT & EQUIPMENT - 0.6%
200,000	General Cable Corp, 4.500% due 11/15/29	$121,125

	FOOD - 1.2%
225,000	Kellogg Co., 3.250% due 5/21/18	233,377

	IRON & STEEL - 0.4%
74,000	Nucor Corp., 5.750% due 12/1/17	79,827

	MEDIA - 1.2%
210,000	Time Warner Cable, Inc., 5.850% due 5/1/17	222,336

	OFFICE & BUSINESS EQUIPMENT - 1.0%
182,000	Xerox Corp., 7.200% due 4/1/16	187,354

	PHARMACEUTICALS - 0.6%
34,000	Merck Sharp & Dohme Corp., 5.000% due 6/30/19	37,897
74,000	Pfizer, Inc., 4.650% due 3/1/18	79,962
		117,859
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.0%
200,000	Campus Crest Communities, Inc., 5.000% due 10/15/18, 144A	188,625

	RETAIL - 0.2%
35,000	Wal-Mart Stores, Inc., 4.125% due 2/1/19	38,008

	TRUCKING & LEASING - 1.3%
236,000	Penske Truck Leasing Co., LP., 2.500% due 3/15/16, 144A	237,467

	TOTAL NON-CONVERTIBLE BONDS (Cost $2,289,879)	2,292,954

	CONVERTIBLE BONDS - 21.3%
	AIRLINES - 0.8%
55,000	AirTran Holdings, Inc., 5.250% due 11/1/16	148,672

	AUTO MANUFACTURERS - 1.6%
98,000	Navistar International Corp., 4.500% due 10/15/18	72,214
242,000	Tesla Motors, Inc., 1.250% due 3/1/21	228,992
		301,206
	COMMERCIAL SERVICES - 0.5%
125,000	ServiceSource International, Inc., 1.500% due 8/1/18	104,375

	DISTRIBUTION/WHOLESALE - 0.4%
103,000	Titan Machinery, Inc., 3.750% due 5/1/19	78,023

	DIVERSIFIED FINANCIAL SERVICES - 2.9%
249,000	BGC Partners, Inc., 4.500% due 7/15/16	258,026
147,000	Jefferies Group, Inc., 3.875% due 11/1/29	149,940
203,000	Walter Investment Management Corp., 4.500% due 11/1/19	148,444
		556,410
	FOOD - 1.5%
280,000	Chiquita Brands International, Inc., 4.250% due 8/15/16	280,000

See accompanying notes to financial statements.

Ascendant Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)			Value
		HEALTHCARE-PRODUCTS - 0.9%
140,000		NuVasive, Inc., 2.750% due 7/1/17	$177,188

		HEALTHCARE - SERVICES - 1.2%
119,000		Brookdale Senior Living, Inc., 2.750% due 6/15/18	126,958
100,000		Healthways, Inc., 1.500% due 7/1/18	92,875
			219,833
		INTERNET - 1.3%
68,000		Qihoo 360 Technology Co Ltd., 0.500% due 8/15/20	59,712
200,000		Web.com Group, Inc., 1.000% due 8/15/18	188,500
			248,212
		INVESTMENT COMPANIES - 2.5%
240,000		Apollo Investment Corp., 5.750% due 1/15/16	242,400
250,000		Prospect Capital Corp., 5.875% due 1/15/19	241,250
			483,650
		OIL & GAS - 1.6%
89,000		Chesapeake Energy Corp., 2.500% due 5/15/37	76,985
195,000		Energy XXI Bermuda Ltd., 3.000% due 12/15/18	19,987
203,000		Goodrich Petroleum Corp., 5.000% due 10/1/29	42,630
204,000		Stone Energy Corp., 1.750% due 3/1/17	172,763
			312,365
		SEMICONDUCTORS - 0.9%
150,000		Rambus, Inc., 1.125% due 8/15/18	175,688

		SOFTWARE - 4.0%
379,000		Cornerstone OnDemand, Inc., 1.500% due 7/1/18	380,658
370,000		Nuance Communications, Inc., 2.750% due 11/1/31	378,556
			759,214
		TELECOMMUNICATIONS - 1.2%
230,000		Clearwire Communications LLC, 8.250% due 12/1/40, 144A	235,750

		TOTAL CONVERTIBLE BONDS (Cost $4,218,441)	4,080,586

		U.S. GOVERNMENT TREASURY OBLIGATIONS - 0.5%
50,124	(b)	United States Treasury Inflation Indexed Bonds, 1.625% due 1/15/18	51,911
47,456	(b)	United States Treasury Inflation Indexed Bonds, 1.375% due 1/15/20	49,840
		TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (Cost $103,011)	101,751

See accompanying notes to financial statements.

Ascendant Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Contracts		Value
	PURCHASED PUT OPTIONS - 0.3%
8	S&P 500 Index Expiration October 2015, Exercise Price $1,835	$14,280
15	S&P 500 Index Expiration October 2015, Exercise Price $1,855	15,675
14	S&P 500 Index Expiration October 2015, Exercise Price $1,865	3,185
8	S&P 500 Index Expiration October 2015, Exercise Price $1,900	23,520
	TOTAL PURCHASED PUT OPTIONS (Cost $92,517)	56,660

Shares
	SHORT-TERM INVESTMENT- 5.2%
	MONEY MARKET FUND - 5.2%
1,003,401	Dreyfus Cash Management, Institutional Shares, 0.4% ** (Cost $1,003,401)	1,003,401

	TOTAL INVESTMENTS - 99.7% (Cost $17,333,185) (a)	$19,083,810
	OTHER ASSETS LESS LIABILITIES - 0.3%	53,642
	NET ASSETS - 100.0%	$19,137,452

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,343,375 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,892,796
Unrealized Depreciation:	(1,152,361)
Net Unrealized Appreciation:	$1,740,435

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of September 30, 2015, such securities amounted to $661,842 or 3.5% of net assets.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

N.V. - Naamloze Vennootschap.

REITS - Real Estate Investment Trusts.

(b)	Principal Amount of security is adjusted for inflation factor.

See accompanying notes to financial statements.

Ascendant Deep Value Convertibles Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Principal ($)		Value
	CONVERTIBLE BONDS - 61.4%
	AIRLINES - 3.0%
195,000	AirTran Holdings, Inc., 5.250%, due 11/1/16	$527,109

	AUTO MANUFACTURERS - 2.7%
500,000	Tesla Motors, Inc., 1.250% due 3/1/21	473,125

	DISTRIBUTION/WHOLESALE - 1.7%
400,000	Titan Machinery, Inc., 3.750% due 5/1/19	303,000

	DIVERSIFIED FINANCIAL SERVICES - 1.7%
14,000	BGC Partners, Inc., 4.500% due 7/15/16	14,507
16,000	Jefferies Group, Inc., 3.875% due 11/1/29	16,320
380,000	Walter Investment Management Corp., 4.500%, due 11/1/19	277,875
		308,702
	FOOD - 4.3%
750,000	Chiquita Brands International, Inc., 4.250% due 8/15/16	750,000

	HEALTHCARE - PRODUCTS - 3.8%
525,000	NuVasive, Inc., 2.750% due 7/1/17	664,453

	HEALTHCARE - SERVICES - 1.7%
14,000	Brookdale Senior Living, Inc., 2.750% due 6/15/18	14,936
300,000	Healthways, Inc., 1.500% due 7/1/18	278,625
		293,561
	HOME BUILDERS - 2.0%
350,000	AV Homes, Inc., 7.500% due 2/15/16	350,219

	INTERNET - 11.0%
200,000	Qihoo 360 Technology Co Ltd., 0.500% due 8/15/20	175,625
514,000	Web.com Group, Inc., 1.000% due 8/15/18	484,445
750,000	WebMD Health Corp., 2.500% due 1/31/18	758,438
600,000	Yandex NV., 1.125%, due 12/15/18	511,500
		1,930,008
	INVESTMENT COMPANIES - 5.1%
897,000	Prospect Capital Corp., 5.375% due 10/15/17	900,364

	OIL & GAS - 4.0%
500,000	Cheniere Energy, Inc., 4.250% due 3/15/45	313,438
377,000	Chesapeake Energy Corp., 2.500% due 5/15/37	326,105
430,000	Energy XXI Ltd., 3.000% due 12/15/18	44,075
14,000	Goodrich Petroleum Corp., 5.000% due 10/1/29	2,940
14,000	Stone Energy Corp., 1.750% due 3/1/17	11,856
		698,414
	OIL & GAS SERVICES - 2.8%
604,000	SEACOR Holdings, Inc., 3.000% due 11/15/28	483,200

See accompanying notes to financial statements.

Ascendant Deep Value Convertibles Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	REAL ESTATE - 1.3%
275,000	Forestar Group, Inc., 3.750% due 3/1/20	$235,297

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 8.1%
368,000	IAS Operating Partnership LP, 5.000% due 3/15/18, 144A	348,680
450,000	RAIT Financial Trust, 4.000%, due 10/1/33	376,875
750,000	VEREIT, Inc., 3.000%, due 8/1/18	712,500
		1,438,055
	SOFTWARE - 8.2%
620,000	Cornerstone OnDemand, Inc., 1.500% due 7/1/18	622,712
800,000	Nuance Communications, Inc., 2.750% due 11/1/31	818,500
		1,441,212

	TOTAL CONVERTIBLE BONDS (Cost $11,392,998)	10,796,719
Shares
	EXCHANGE TRADED FUNDS - 13.2%
	DEBT FUNDS - 6.8%
40,000	ProShares Short High Yield	1,142,400
675	Vanguard Intermediate-Term Corporate Bond ETF	57,665
		1,200,065
	EQUITY FUNDS - 6.4%
15,000	ProShares UltraShort Russell2000	650,700
20,000	ProShares UltraShort S&P500	465,600
		1,116,300

	TOTAL EXCHANGE TRADED FUNDS (Cost $2,169,902)	2,316,365

Principal ($)
	NON - CONVERTIBLE BONDS - 7.2%
	AUTO PARTS & EQUIPMENT - 0.1%
12,000	Meritor, Inc., 4.625%, due 3/1/26	11,970

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
600,000	General Cable Corp. 4.500% due 11/15/29	363,375

	HEALTHCARE - SERVICES - 1.5%
250,000	Community Health Systems, Inc., 8.000% due 11/15/19	260,781

	MEDIA - 0.4%
75,000	DISH DBS Corp., 6.750% due 6/1/21	72,422

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.2%
600,000	Campus Crest Communities Operating Partnership LP, 5.000% due 10/15/18, 144A	565,875

	TOTAL NON-CONVERTIBLE BONDS (Cost $1,381,871)	1,274,423
Shares
	SHORT-TERM INVESTMENT - 15.8%
	MONEY MARKET FUND - 15.8%
2,786,822	Dreyfus Cash Management, Institutional Shares, 0.04% * (Cost $2,786,822)	2,786,822

See accompanying notes to financial statements.

Ascendant Deep Value Convertibles Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

TOTAL INVESTMENTS - 97.6% (Cost $17,731,593) (a)	$17,174,329
OTHER ASSETS LESS LIABILITES - 2.4%	430,070
NET ASSETS - 100.0%	$17,604,399

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,885,187 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$594,013
Unrealized Depreciation:	(1,304,871)
Net Unrealized Depreciation:	$(710,858)

*	Money market fund; interest rate reflects seven-day yield on September 30, 2015.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of September 30, 2015, such securities amounted to $914,555 or 5.2% of net assets.

ADR - American Depositary Receipt

REITS - Real Estate Investment Trusts

See accompanying notes to financial statements.

ASCENDANT TACTICAL YIELD FUND
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value

	SHORT-TERM INVESTMENT - 96.3%
29,900,389	Dreyfus Cash Management, 0.04% * (Cost $29,900,389)	$29,900,389

	TOTAL INVESTMENTS - 96.3% (Cost $29,900,389) (a)	$29,900,389
	OTHER ASSETS LESS LIABILITIES - 3.7%	1,145,881
	NET ASSETS - 100.0%	$31,046,270

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,900,389 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	—
Net Unrealized Depreciation:	$—

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

SWAP CONTRACTS	Unrealized
Appreciation/Depreciation

Total Return Swap with Deutsche Bank AG London – September 30, 2015 – to receive Ascendant Profit Score L/S Government Bond Index Total Returns plus accrued interest on underlying investment plus Federal Fund rate +/- 30bps (0% due 12/31/2015) (Notional Value $5,000,000)	$—
Net Unrealized Appreciation (Depreciation) on Swap Contracts	$—

See accompanying notes to financial statements.

The Ascendant Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

		Ascendant Deep
	Ascendant Balanced	Value Convertibles		Ascendant Tactical
	Fund	Fund		Yield Fund
ASSETS
Investment securities:
At cost	$17,333,185	$17,731,593		$29,900,389
At value	$19,083,810	$17,174,329		$29,900,389
Cash at broker	—	—		1,000,000
Receivable for investments sold	—	1,019,332		—
Dividends and interest receivable	88,651	133,203		3
Receivable for Fund shares sold	—	1,294		172,616
Prepaid expenses & other assets	9,841	30,718		22,725
TOTAL ASSETS	19,182,302	18,358,876		31,095,733

LIABILITIES
Payable for investments purchased	—	622,175		—
Payable for Fund shares redeemed	—	89,848		—
Investment advisory fees payable	17,676	11,529		26,175
Distribution (12b-1) fees payable	852	3,214		6,069
Accrued expenses and other liabilities	26,322	27,711		17,219
TOTAL LIABILITIES	44,850	754,477		49,463
NET ASSETS	$19,137,452	$17,604,399		$31,046,270

Net Assets Consist Of:
Paid in capital	$16,878,392	$20,842,164		$31,896,180
Accumulated net investment income (loss)	91,161	201,568		(146,720)
Accumulated net realized gain (loss) from security transactions	417,274	(2,882,069)		(703,190)
Net unrealized appreciation (depreciation) of investments	1,750,625	(557,264)		—
NET ASSETS	$19,137,452	$17,604,399		$31,046,270

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,892,288	$14,254,654		$30,623,857
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	143,599	1,166,606		3,167,332
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$13.18	$12.22	(c)	$9.67
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)(b)	$13.98	$12.97	(c)	$10.26

Class C Shares:
Net Assets	$538,453	$217,082
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	41,804	18,020
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.88	$12.05	(c)

Class I Shares:
Net Assets	$16,706,711	$3,132,663		$422,413
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,262,337	255,469		43,613
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.23	$12.26		$9.69

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

(b)	Purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge.

(c)	The NAV and offering price shown above differs from the traded NAV on March 31, 2015 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

The Ascendant Funds
STATEMENTS OF OPERATIONS
For Each of the Years or Period Ended September 30, 2015

		Ascendant Deep
	Ascendant Balanced	Value Convertibles	Ascendant Tactical
	Fund	Fund	Yield Fund*

INVESTMENT INCOME
Dividends, unaffiliated companies	$329,729	$200,698	$61,503
Dividends, affiliated companies	—	—	8,326
Interest	276,249	852,339	2,147
TOTAL INVESTMENT INCOME	605,978	1,053,037	71,976

EXPENSES
Investment advisory fees	241,645	318,630	120,763
Distribution (12b-1) fees:
Class A	5,383	57,094	24,823
Class C	6,815	2,598	—
Administration fees	39,517	34,846	11,454
Fund accounting fees	27,500	27,500	10,896
Transfer agent fees	19,387	29,333	7,402
Legal fees	14,673	13,196	13,685
Audit fees	14,501	14,493	14,100
Trustees’ fees	13,677	13,653	2,406
Shareholder reporting expense	12,189	15,873	10,303
Registration fees	10,001	45,001	15,562
Compliance officer fees	9,710	13,105	8,481
Custody fees	4,891	5,179	2,203
Insurance expense	902	1,201	2,013
Other expenses	3,134	22,632	5,017
TOTAL EXPENSES	423,925	614,334	249,108

Less: Expense waived by the Adviser	—	—	(28,139)
Plus: Expense recaptured by the Adviser	30,378	40,050	—

NET EXPENSES	454,303	654,384	220,969
NET INVESTMENT INCOME (LOSS)	151,675	398,653	(148,993)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions, unaffiliated companies	564,246	(2,708,685)	(629,095)
Security transactions, affiliated companies	—	—	(74,095)
Distributions of capital gains from underlying investment companies	4,824	12,938	—
Net realized gain (loss)	569,070	(2,695,747)	(703,190)

Net change in unrealized appreciation (depreciation) on investments	(1,761,904)	289,046	—

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,192,834)	(2,406,701)	(703,190)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,041,159)	$(2,008,048)	$(852,183)

*	The Ascendant Tactical Yield Fund commenced operations on May 8, 2015.

See accompanying notes to financial statements.

Ascendant Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
FROM OPERATIONS	September 30, 2015	September 30, 2014
Net investment income	$151,675	$155,792
Net realized gain from security transactions and options written	564,246	1,014,472
Distributions of capital gains from underlying investment companies	4,824	1,812
Net change in unrealized appreciation (depreciation) of investments	(1,761,904)	826,742
Net increase (decrease) in net assets resulting from operations	(1,041,159)	1,998,818

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(100,460)	—
Class C	(35,442)	—
Class I	(957,127)	—
From net investment income:
Class A	(7,555)	(6,780)
Class C	—	(21)
Class I	(124,347)	(149,820)
Net decrease in net assets from distributions to shareholders	(1,224,931)	(156,621)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	23,397	345,165
Class C	94,806	556,490
Class I	3,081,707	10,930,085
Net asset value of shares issued in reinvestment of distributions
Class A	104,454	6,619
Class C	13,749	16
Class I	1,053,252	147,480
Payments for shares redeemed
Class A	(306,993)	(1,377,468)
Class C	(225,910)	(73,690)
Class I	(6,364,701)	(7,177,537)
Redemption fee proceeds
Class A	23	5
Class C	7	1
Class I	213	47
Net increase (decrease) in net assets from shares of beneficial interest	(2,525,996)	3,357,213

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,792,086)	5,199,410

NET ASSETS
Beginning of Year	23,929,538	18,730,128
End of Year*	$19,137,452	$23,929,538
* Includes undistributed net investment income of:	$91,161	$135,419

See accompanying notes to financial statements.

Ascendant Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
SHARE ACTIVITY - CLASS A	September 30, 2015	September 30, 2014
Shares Sold	1,644	24,094
Shares Reinvested	7,630	477
Shares Redeemed	(21,598)	(97,898)
Net decrease in shares of beneficial interest outstanding	(12,324)	(73,327)

SHARE ACTIVITY - CLASS C
Shares Sold	6,738	38,856
Shares Reinvested	1,021	1
Shares Redeemed	(16,549)	(5,149)
Net increase (decrease) in shares of beneficial interest outstanding	(8,790)	33,708

SHARE ACTIVITY - CLASS I
Shares Sold	216,164	769,373
Shares Reinvested	76,711	10,595
Shares Redeemed	(451,641)	(495,994)
Net increase (decrease) in shares of beneficial interest outstanding	(158,766)	283,974

See accompanying notes to financial statements.

Ascendant Deep Value Convertibles Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
FROM OPERATIONS	September 30, 2015	September 30, 2014
Net investment income	$398,653	$352,442
Net realized gain (loss) from security transactions and options written	(2,708,685)	1,027,073
Distributions of capital gains from underlying investment companies	12,938	—
Net change in unrealized appreciation (depreciation) of investments	289,046	(1,065,451)
Net increase (decrease) in net assets resulting from operations	(2,008,048)	314,064

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(797,836)	(222,394)
Class C	(8,469)	(1,417)
Class I	(156,171)	(52,828)
From net investment income:
Class A	(192,325)	(454,281)
Class C	(1,068)	(1,929)
Class I	(49,656)	(104,370)
Net decrease in net assets from distributions to shareholders	(1,205,525)	(837,219)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	5,371,139	34,412,384
Class C	110,000	207,200
Class I	3,490,868	3,635,407
Net asset value of shares issued in reinvestment of distributions
Class A	364,494	174,617
Class C	9,536	2,946
Class I	197,364	156,668
Payments for shares redeemed
Class A	(17,760,385)	(5,911,040)
Class C	(72,837)	(85,924)
Class I	(5,147,507)	(845,874)
Redemption fee proceeds
Class A	1,550	382
Class C	16	2
Class I	288	5
Net increase (decrease) in net assets from shares of beneficial interest	(13,435,474)	31,746,773

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,649,047)	31,223,618

NET ASSETS
Beginning of Year	34,253,446	3,029,828
End of Year*	$17,604,399	$34,253,446
* Includes accumulated net investment income (loss) of:	$201,568	$(71,995)

See accompanying notes to financial statements.

Ascendant Deep Value Convertibles Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
SHARE ACTIVITY - CLASS A	September 30, 2015	September 30, 2014
Shares Sold	414,882	2,481,903
Shares Reinvested	29,023	13,009
Shares Redeemed	(1,392,974)	(426,899)
Net increase (decrease) in shares of beneficial interest outstanding	(949,069)	2,068,013

SHARE ACTIVITY - CLASS C
Shares Sold	8,383	15,252
Shares Reinvested	770	223
Shares Redeemed	(5,850)	(6,324)
Net increase in shares of beneficial interest outstanding	3,303	9,151

SHARE ACTIVITY - CLASS I
Shares Sold	267,191	261,632
Shares Reinvested	15,662	11,612
Shares Redeemed	(404,887)	(61,219)
Net increase (decrease) in shares of beneficial interest outstanding	(122,034)	212,025

See accompanying notes to financial statements.

Ascendant Tactical Yield Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
FROM OPERATIONS	September 30, 2015 **
Net investment loss	$(148,993)
Net realized loss from security transactions	(703,190)
Net decrease in net assets resulting from operations	(852,183)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	36,278,438
Class I	433,250
Payments for shares redeemed
Class A	(4,813,235)
Net increase in net assets from shares of beneficial interest	31,898,453

TOTAL INCREASE IN NET ASSETS	31,046,270

NET ASSETS
Beginning of Period	—
End of Period*	$31,046,270
* Includes accumulated net investment loss of:	$(146,720)

SHARE ACTIVITY - CLASS A
Shares Sold	3,658,666
Shares Redeemed	(491,334)
Net increase in shares of beneficial interest outstanding	3,167,332

SHARE ACTIVITY - CLASS I
Shares Sold	43,613
Net increase in shares of beneficial interest outstanding	43,613

**	The Ascendant Tactical Yield Fund commenced operations on May 8, 2015.

See accompanying notes to financial statements.

Ascendant Balanced Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
Class A Shares	2015		2014		2013	2012 (1)
Net asset value, beginning of period	$14.66		$13.47		$12.02	$10.00
Activity from investment operations:
Net investment income (2)	0.07		0.07		0.07	0.01
Net realized and unrealized gain (loss) on investments	(0.84)		1.17		1.42	2.03
Total from investment operations	(0.77)		1.24		1.49	2.04
Less distributions from:
Net investment income	(0.05)		(0.05)		—	(0.00	) (3)
Net realized gains	(0.66)		—		(0.04)	(0.02)
Total distributions	(0.71)		(0.05)		(0.04)	(0.02)
Paid-in-Capital From Redemption Fees (2)(3)	0.00		0.00		0.00	0.00
Net asset value, end of period	$13.18		$14.66		$13.47	$12.02
Total return (4)	(5.41)%		9.20%		12.40%	20.41	% (8)
Net assets, at end of period (000s)	$1,892		$2,285		$3,088	$4,577
Ratio of gross expenses to average net assets (5)(7)	2.13	% (11)	2.10	% (11)	2.40%	3.35	% (6)
Ratio of net expenses to average net assets (7)	2.26	% (10)	2.35	% (10)	2.35%	2.35	% (6)
Ratio of net investment income to average net assets (7)(9)	0.50%		0.48%		0.58%	0.10	% (6)
Portfolio Turnover Rate	49%		59%		63%	150	% (8)

(1)	The Ascendant Balanced Fund’s Class A shares commenced operations October 5, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(11)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Ascendant Balanced Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
Class C Shares	2015		2014		2013	2012 (1)
Net asset value, beginning of period	$14.40		$13.30		$11.96	$10.00
Activity from investment operations:
Net investment loss (2)	(0.03)		(0.04)		(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.83)		1.14		1.40	2.05
Total from investment operations	(0.86)		1.10		1.38	1.98
Less distributions from:
Net investment income	—		(0.00	) (3)	—	—
Net realized gains	(0.66)		—		(0.04)	(0.02)
Total distributions	(0.66)		(0.00)		(0.04)	(0.02)
Paid-in-Capital From Redemption Fees (2)(3)	0.00		0.00		0.00	0.00
Net asset value, end of period	$12.88		$14.40		$13.30	$11.96
Total return (4)	(6.15)%		8.28%		11.54%	19.79	% (8)
Net assets, at end of period (000s)	$538		$728		$225	$202
Ratio of gross expenses to average net assets (5)(7)	2.88	% (11)	2.85	% (11)	3.15%	4.10	% (6)
Ratio of net expenses to average net assets (7)	3.01	% (10)	3.10	% (10)	3.10%	3.10	% (6)
Ratio of net investment loss to average net assets (7)(9)	(0.24)%		(0.31)%		(0.17)%	(0.65	)% (6)
Portfolio Turnover Rate	49%		59%		63%	150	% (8)

(1)	The Ascendant Balanced Fund’s Class C shares commenced operations October 5, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(11)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Ascendant Balanced Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
Class I Shares	2015		2014		2013	2012 (1)
Net asset value, beginning of period	$14.72		$13.56		$12.06	$10.00
Activity from investment operations:
Net investment income (2)	0.11		0.10		0.11	0.04
Net realized and unrealized gain (loss) on investments	(0.85)		1.17		1.43	2.05
Total from investment operations	(0.74)		1.27		1.54	2.09
Less distributions from:
Net investment income	(0.09)		(0.11)		—	(0.01)
Net realized gains	(0.66)		—		(0.04)	(0.02)
Total distributions	(0.75)		(0.11)		(0.04)	(0.03)
Paid-in-Capital From Redemption Fees (2)(3)	0.00		0.00		0.00	0.00
Net asset value, end of period	$13.23		$14.72		$13.56	$12.06
Total return (4)	(5.21)%		9.41%		12.78%	20.87	% (8)
Net assets, at end of period (000s)	$16,707		$20,916		$15,417	$6,676
Ratio of gross expenses to average net assets (5)(7)	1.88	% (11)	1.85	% (11)	2.07%	3.10	% (6)
Ratio of net expenses to average net assets (7)	2.01	% (10)	2.10	% (10)	2.07%	2.10	% (6)
Ratio of net investment income to average net assets (7)(9)	0.75%		0.71%		0.88%	0.35	% (6)
Portfolio Turnover Rate	49%		59%		63%	150	% (8)

(1)	The Ascendant Balanced Fund’s Class I shares commenced operations October 5, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(11)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Ascendant Deep Value Convertibles Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
Class A Shares	2015		2014		2013	2012 (1)
Net asset value, beginning of period	$13.65		$13.83		$12.44	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.18		0.18		0.05	(0.01)
Net realized and unrealized gain (loss) on investments	(1.11)		0.14	(12)	1.62	2.57
Total from investment operations	(0.93)		0.32		1.67	2.56
Less distributions from:
Net investment income	(0.12)		(0.31)		—	—
Net realized gains	(0.38)		(0.19)		(0.28)	(0.12)
Total distributions	(0.50)		(0.50)		(0.28)	(0.12)
Paid-in-Capital From Redemption Fees (2)	0.00	(3)	0.00	(3)	—	0.00	(3)
Net asset value, end of period	$12.22		$13.65		$13.83	$12.44
Total return (4)	(6.85)%		2.44%		13.45%	25.75	% (8)
Net assets, at end of period (000s)	$14,255		$28,885		$659	$1,540
Ratio of gross expenses to average net assets (5)(7)	2.22	% (11)	2.14	% (11)	7.37%	7.45	% (6)
Ratio of net expenses to average net assets (7)	2.40	% (10)	2.40	% (10)	2.40%	2.40	% (6)
Ratio of net investment income (loss) to average net assets (7)(9)	1.42%		1.30%		0.35%	(0.06	)% (6)
Portfolio Turnover Rate	123%		112%		165%	158	% (8)

(1)	The Ascendant Deep Value Convertibles Fund’s Class A shares commenced operations October 5, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(11)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(12)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

Ascendant Deep Value Convertibles Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
Class C Shares	2015		2014		2013	2012 (1)
Net asset value, beginning of period	$13.49		$13.67		$12.38	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.08		0.07		0.01	(0.10)
Net realized and unrealized gain (loss) on investments	(1.09)		0.16	(12)	1.55	2.60
Total from investment operations	(1.01)		0.23		1.56	2.50
Less distributions from:
Net investment income	(0.05)		(0.22)		—	—
Net realized gains	(0.38)		(0.19)		(0.27)	(0.12)
Total distributions	(0.43)		(0.41)		(0.27)	(0.12)
Paid-in-Capital From Redemption Fees (2)	0.00	(3)	0.00	(3)	—	—
Net asset value, end of period	$12.05		$13.49		$13.67	$12.38
Total return (4)	(7.54)%		1.77%		12.66%	25.14	% (8)
Net assets, at end of period (000s)	$217		$199		$76	$16
Ratio of gross expenses to average net assets (5)(7)	2.97	% (11)	2.89	% (11)	8.12%	8.20	% (6)
Ratio of net expenses to average net assets (7)	3.15	% (10)	3.15	% (10)	3.15%	3.15	% (6)
Ratio of net investment income (loss) to average net assets (7)(9)	0.66%		0.54%		0.06%	(0.81	)% (6)
Portfolio Turnover Rate	123%		112%		165%	158	% (8)

(1)	The Ascendant Deep Value Convertibles Fund’s Class C shares commenced operations October 5, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(11)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(12)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

Ascendant Deep Value Convertibles Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
Class I Shares	2015		2014		2013	2012 (1)
Net asset value, beginning of period	$13.69		$13.87		$12.49	$10.00
Activity from investment operations:
Net investment income (2)	0.21		0.22		0.09	0.02
Net realized and unrealized gain (loss) on investments	(1.11)		0.13	(12)	1.63	2.59
Total from investment operations	(0.90)		0.35		1.72	2.61
Less distributions from:
Net investment income	(0.15)		(0.34)		—	(0.00	) (3)
Net realized gains	(0.38)		(0.19)		(0.34)	(0.12)
Total distributions	(0.53)		(0.53)		(0.34)	(0.12)
Paid-in-Capital From Redemption Fees (2)	0.00	(3)	0.00	(3)	—	0.00	(3)
Net asset value, end of period	$12.26		$13.69		$13.87	$12.49
Total return (4)	(6.64)%		2.65%		13.77%	26.28	% (8)
Net assets, at end of period (000s)	$3,133		$5,170		$2,295	$991
Ratio of gross expenses to average net assets (5)(7)	1.97	% (11)	1.89	% (11)	7.12%	7.20	% (6)
Ratio of net expenses to average net assets (7)	2.15	% (10)	2.15	% (10)	2.15%	2.15	% (6)
Ratio of net investment income to average net assets (7)(9)	1.61%		1.56%		0.69%	0.19	% (6)
Portfolio Turnover Rate	123%		112%		165%	158	% (8)

(1)	The Ascendant Deep Value Convertibles Fund’s Class I shares commenced operations October 5, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(11)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(12)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

Ascendant Tactical Yield Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Class A Shares	Class I Shares
	Period Ended	Period Ended
	September 30,	September 30,
	2015 (1)	2015 (1)
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.05)
Net realized and unrealized loss on investments	(0.27)	(0.26)
Total from investment operations	(0.33)	(0.31)
Net asset value, end of period	$9.67	$9.69
Total return (3)(6)	(3.30)%	(3.10)%
Net assets, at end of period (000s)	$30,624	$422
Ratio of gross expenses to average net assets (4)(5)	2.54%	2.25%
Ratio of net expenses to average net assets (5)	2.25%	2.00%
Ratio of net investment loss to average net assets (5)	(1.52)%	(1.26)%
Portfolio Turnover Rate (6)	910%	910%

(1)	The Ascendant Tactical Yield Fund’s Class A and Class I shares commenced operations May 8, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

1.	ORGANIZATION

The Ascendant Balanced Fund (“ABF”), Ascendant Deep Value Convertibles Fund (previously known as Ascendant Diversified Income & Growth Fund) (“ADVCF”) and Ascendant Tactical Yield Fund (“ATY”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. ABF and ADVCF each seek total return from income and growth of capital. ATY seeks capital preservation with a secondary objective of total return.

The Funds currently offer Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares are offered at net asset value. Class C shares is not available for purchase for ATY. Each class represents an interest in the same assets of a Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETF’s”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Funds’ assets measured at fair value:

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Ascendant Balanced Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$10,946,308	$—	$—	$10,946,308
Exchange Traded Funds	588,111	—	—	588,111
Mutual Fund	14,039	—	—	14,039
Non-Convertible Bonds	—	2,292,954	—	2,292,954
Convertible Bonds	—	4,080,586	—	4,080,586
U.S. Government Treasury Obligations	—	101,751	—	101,751
Purchased Put Options	—	56,660	—	56,660
Short-Term Investment	1,003,401	—	—	1,003,401
Total	$12,551,859	$6,531,951	$—	$19,083,810

Ascendant Deep Value Convertibles Fund
Assets *	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$10,796,719	$—	$10,796,719
Exchange Traded Funds	2,316,365	—	—	2,316,365
Non-Convertible Bonds	—	1,274,423	—	1,274,423
Short-Term Investment	2,786,822	—	—	2,786,822
Total	$5,103,187	$12,071,142	$—	$17,174,329

Ascendant Tactical Yield Fund
Assets *	Level 1	Level 2	Level 3	Total
Short-Term Investment	$29,900,389	$—	$—	$29,900,389
Total	$29,900,389	$—	$—	$29,900,389

There were no transfers in to or out of Level 1, Level 2 or Level 3 during the year. It is the Funds’ policy to recognize transfers in to or out of fair value levels at the end of the reporting period.

The Funds did not hold any Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises or declines sufficiently, the option may expire worthless to a Fund. In addition, in the event that the price of the security or index in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund. As of September 30, 2015, the amount of unrealized appreciation and realized gain (loss) on option contracts subject to equity price risk is as follows:

		Change in
		Unrealized	Realized
		Gain/Loss	Gain/Loss
ABF	Options Purchased *	$(34,615)	$(307,010)
ADVCF	Options Purchased *	—	(216,340)

Such figures represent the effect of options purchased on the Statement of Operations.

*	Included in net change in unrealized appreciation/depreciation on investments and net realized gain/(loss) from security transactions, respectively.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Funds’ 2015 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $10,166,373 and $14,300,026, respectively, for ABF. For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $31,915,418 and $48,518,652 respectively, for ADVCF. For the period ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $53,749,723 and $53,046,532 respectively, for ATY.

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Ascendant Advisors, LLC serves as the Funds’ Investment Adviser (the “Adviser”). The Adviser has engaged Asset One, LLC as the sub-adviser to ATY.

Pursuant to an advisory agreement with the Trust, with respect to the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.10% of ABF, 1.15% of ADVCF, and 1.20% of ATY average daily net assets. Pursuant to a sub-advisory agreement for ATY, the Advisor pays Asset One, LLC a sub-advisory fee, computed and accrued daily and paid monthly which does not impact the financial statements of the Fund. For the year ended September 30, 2015, ABF incurred $241,645 in advisory fees and ADVCF incurred $318,630 in advisory fees. For the period ended September 30, 2015, ATY incurred $120,763 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2016 for ABF and ADVCF, and January 31, 2017 for ATY to waive a portion of its advisory fee and has agreed to reimburse ABF, ADVCF and ATY for other expenses to the extent necessary so that the total expenses incurred by the Funds (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) do not exceed the following:

	Class A	Class C	Class I
ABF	2.35%	3.10%	2.10%
ADVCF	2.40%	3.15%	2.15%
ATY	2.25%	—	2.00%

These amounts will herein be referred to as the “expense limitations” and are based upon a per annum of the Funds’ average daily net assets.

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and any Fund’s operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund’s operating expenses to exceed the respective expense limitation. If any Fund’s operating expenses subsequently exceed its respective expense limitation, the reimbursements for such Fund(s) shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

(or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2015, the Adviser recaptured fees in the amount of $30,378 for ABF and $40,050 for ADVCF. For the period ended September 30, 2015, the Adviser waived fees in the amount of $28,139 for ATY.

The following amounts are subject to recapture by the Adviser by the following dates:

	9/30/2016		9/30/2018
ADVCF	$102,188	ATY	$28,139

During the year ended September 30, 2015, AWM Services, LLC, a registered broker/dealer and an affiliate of the Adviser executed trades on behalf of the Funds. AWM Services, LLC received $42,775 from ABF and $141,872 from ADVCF in brokerage commissions. During the period ended September 30, 2015, AWM Services, LLC received $7,004 from ATYF in brokerage commissions.

Distributor - The Trust, on behalf of the Funds has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for Class A shares and Class C shares of the Funds (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A shares and an annual rate of 1.00% of the average daily net assets of each Fund’s Class C shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. On sales of ABF’s Class A shares for the year ended September 30, 2015, the Distributor received $230 from front-end sales charges of which $30 was retained by the principal underwriter or other affiliated broker-dealers. On sales of ADVCF’s Class A shares for the year ended September 30, 2015, the Distributor received $1,128 from front-end sales charges of which $153 was retained by the principal underwriter or other affiliated broker-dealers. On sales of ATY’s Class A shares for the period ended September 30, 2015, the Distributor received $9,273 from front-end sales charges of which $1,243 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following years was as follows:

For the period ended September 30, 2015:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Ascendant Balanced Fund	$612,109	$612,822	$1,224,931
Ascendant Deep Value Convertibles Fund	1,031,122	174,403	1,205,525
Ascendant Tactical Yield Fund	—	—	—

For the year ended September 30, 2014:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Ascendant Balanced Fund	$156,621	$—	$156,621
Ascendant Deep Value Convertibles Fund	595,305	241,914	837,219

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Late Year Loss	Differences	(Depreciation)	Earnings/(Deficits)
Ascendant Balanced Fund	$106,210	$415,303	$—	$—	$(2,888)	$1,740,435	$2,259,060
Ascendant Deep Value Convertibles Fund	338,984	—	(351,738)	(2,514,153)	—	(710,858)	(3,237,765)
Ascendant Tactical Yield Fund	—	—	—	(849,910)	—	—	(849,910)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income and accumulated net realized gain (loss) from security transactions is primarily attributable to the tax deferral of losses on wash sales and straddles, the market-to-market on open options contracts, and adjustments for real estate investment trusts, grantor trusts, partnerships, contingent payment debt instruments, deemed dividend distributions and return of capital distributions from C-Corporations. In addition, the amount listed under other book/tax differences for the Balanced Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Tactical Yield Fund incurred and elected to defer such late year losses of $146,720.

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Ascendant Balanced Fund	$—
Ascendant Deep Value Convertibles Fund	2,514,153
Ascendant Tactical Yield Fund	703,190

At September 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
	Short-Term	Long-Term	Total
Ascendant Balanced Fund	$—	$—	$—
Ascendant Deep Value Convertibles Fund	297,879	53,859	351,738
Ascendant Tactical Yield Fund	—	—	—

Permanent book and tax differences, primarily attributable to the reclassification of fund distributions and tax adjustments related to real estate investment trusts, grantor trusts, partnerships, contingent payment debt instruments, deemed dividend distributions, non-deductible expenses and return of capital distributions from C-Corporations, resulted in reclassification for the year and period ended September 30, 2015 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Ascendant Balanced Fund	$—	$(64,031)	$64,031
Ascendant Deep Value Convertibles Fund	—	117,959	(117,959)
Ascendant Tactical Yield Fund	$(2,273)	$2,273	$—

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs. Effective the January 27, 2014 Prospectus, the Funds will no longer charge a redemption fee. The fees disclosed in the financials were charged prior to the January 27th Prospectus filing.

The Ascendant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

7.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of a Fund at September 30, 2015 are noted in the Funds’ Portfolios of Investments. Transactions during the year ended September 30, 2015 with companies which are affiliates are as follows for the ATY Fund:

		Value -				Dividends	Value -
		Beginning		Sale	Realized	Credited to	End of
CUSIP	Description	of Period	Purchase	Proceeds	Gains	Income	Period
66537Y686	Ascendant Deep Value Class I	$—	$1,837,490	$1,763,395	$(74,095)	$8,326	$—
	TOTAL	$—	$1,837,490	$1,763,395	$(74,095)	$8,326	$—

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Dreyfus Cash Management – (the “Dreyfus”).  The Fund may redeem its investment in Dreyfus at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of Dreyfus. The financial statements of Dreyfus, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of September 30, 2015, the percentage of the Fund’s net assets invested in Dreyfus was 96.3%.

9.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Ascendant Balanced Fund,

Ascendant Deep Value Convertibles Fund and Ascendant Tactical Yield Fund

We have audited the accompanying statements of assets and liabilities of Ascendant Balanced Fund, Ascendant Deep Value Convertibles Fund and Ascendant Tactical Yield Fund, each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of September 30, 2015, and the related statements of operations for the year and period then ended, the statements of changes in net assets for each of the years and period in the two-year period then ended, and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ascendant Balanced Fund, Ascendant Deep Value Convertibles Fund, and Ascendant Tactical Yield Fund as of September 30, 2015, and the results of their operations for the year and period then ended, the changes in their net assets for each of the years and period in the two-year period then ended, and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 24, 2015

The Ascendant Funds

EXPENSE EXAMPLES (Unaudited)

September 30, 2015

As a shareholder of Ascendant Balanced Fund, Ascendant Deep Value Convertibles Fund and Ascendant Tactical Yield Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Ascendant Balanced Fund and Ascendant Deep Value Convertible Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Ascendant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expense Ratio
	Beginning	Ending	Expenses Paid	During Period
	Account Value	Account Value	During Period	4/1/15 –
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15* +	9/30/15***
Ascendant Balanced Fund:
Class A	$1,000.00	$945.90	$ 11.46	2.35%
Class C	$1,000.00	$969.25	$ 15.06	3.10%
Class I	$1,000.00	$947.90	$ 10.21	2.10%
Ascendant Deep Value Convertibles Fund:
Class A	$1,000.00	$947.90	$ 11.72	2.40%
Class C	$1,000.00	$923.80	$ 15.19	3.14%
Class I	$1,000.00	$933.60	$ 10.42	2.15%
Ascendant Tactical Yield Fund
Class A **	$1,000.00	$967.00	$ 11.06	2.25%
Class I **	$1,000.00	$969.00	$ 9.87	2.00%

The Ascendant Funds

EXPENSE EXAMPLES (Unaudited)(Continued)

September 30, 2015

				Expense Ratio
	Beginning	Ending	Expenses Paid	During Period
	Account Value	Account Value	During Period	4/1/15 –
Hypothetical (5% return before Expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15*	9/30/15***
Ascendant Balanced Fund:
Class A	$1,000.00	$1,013.29	$ 11.86	2.35%
Class C	$1,000.00	$1,004.77	$ 15.62	3.10%
Class I	$1,000.00	$1,014.59	$ 10.56	2.10%
Ascendant Deep Value Convertibles Fund:
Class A	$1,000.00	$1,013.04	$ 12.11	2.40%
Class C	$1,000.00	$1,009.28	$ 15.87	3.14%
Class I	$1,000.00	$1,014.29	$ 10.86	2.15%
Ascendant Tactical Yield Fund +
Class A **	$1,000.00	$1,010.62	$ 8.74	2.25%
Class I**	$1,000.00	$1,011.59	$ 7.77	2.00%

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) days for each Fund’s divided by the number of days in the fiscal year (365).

**	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (141) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half-year period).

***	Annualized.

+	Ascendant Tactical Yield Fund commenced operations on May 8, 2015 therefore its actual expense example is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (141) divided by the number of days in the fiscal year (365). As noted above, Hypothetical expense example is based on a full six month period.

The Ascendant Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

Ascendant Tactical Yield Fund – (Adviser- Ascendant Advisors, LLC)

 In connection with the regular meeting held on February 25 & February 26, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Ascendant Advisors, LLC (“Adviser”) and the Trust, with respect to the Ascendant Tactical Yield Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that the Adviser was founded in 1970, currently manages approximately $122 million in assets, and provides active portfolio management for high net worth families and institutions through separately managed accounts, asset allocation strategies and mutual funds. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education and acknowledging the investment team’s diversified experience. The Board noted that the team members spent several years in the financial industry with previous positions held at large financial institutions, including investment management firms. The Board noted that the Adviser will employ the services of a sub-adviser, Asset One, LLC, to manage a tactical yield strategy based on a model that combines market timing and sector rotation within the fixed income asset class aimed at providing investment returns while attempting to manage volatility. The Board discussed that the Adviser conducted a due diligence process lasting approximately two years before selecting Asset One as sub-adviser to the Fund. The Board also noted that while the sub-adviser will be responsible for the trading decisions, the Board considered the proposed responsibilities of the Adviser, including trade execution, investment oversight, risk management, compliance and regulatory oversight, portfolio monitoring, administration, marketing, and the ongoing due diligence of the sub-adviser. Acknowledging that while not all strategy risk can be eliminated, the Board reviewed the Adviser’s risk management approach with respect to a sub-advised strategy, noting that the Adviser anticipates that the sub-adviser will conduct additional fundamental and technical research in an attempt to reduce the risk of quickly reversing trends, and that the Adviser intended to be in regular communication with the sub-adviser to monitor performance and trading activities to ensure the strategy is meeting its objectives. The Board expressed its appreciation with the Adviser’s longevity in the financial industry, the experienced investment team, and the Adviser’s intention to be fully engaged with the supervisory aspects of the sub-adviser and Fund. The Board concluded that the Adviser should provide a high level of quality service to the Fund for the benefit of its future shareholders.

Performance. The Trustees considered the historical performance of the Adviser. They reviewed the performance history of a convertible fixed income strategy managed by the Adviser, and noted that while the strategy underperformed its benchmark over the past year, the strategy only slightly underperformed its

The Ascendant Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2015

benchmark over the 5-year period and had outperformed its benchmark since inception. The Trustees also considered that the sub-adviser would be responsible for all investment decisions of the Fund. After further discussion, the Trustees concluded that the Adviser’s historical performance was satisfactory.

Fees and Expenses. The Trustees considered the proposed advisory fee of 1.20%, and noted that the fee was above the Morningstar category average, slightly above the average of the well-constructed peer group, and within the range of both comparison groups. After further discussion, the Trustees concluded that, based on comparative fees, the Adviser’s willingness to cap expenses, and the Fund’s ability to provide efficient access to the unique investment strategy offered by the sub-adviser, the proposed advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They noted that the Adviser indicated its willingness to discuss breakpoints with the Board as the Fund grows and anticipates realizing some modest economies once the Fund reaches $250 million. The Trustees agreed that the matter of economies of scale would be revisited as the Fund size materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser. The Trustees considered the anticipated profits to be realized by the Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund. The Trustees noted that the Adviser estimates realizing moderate profits during the initial fiscal year, both in terms of percentage of revenue as well as actual dollars. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of Ascendant Tactical Yield Fund.

* Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Ascendant Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

Ascendant Tactical Yield Fund* (Sub-Adviser- Asset One, LLC)

In connection with the regular meeting held on February 25 & February 26, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Ascendant Advisors, LLC (the “Adviser”) and Asset One, LLC (“Sub-Adviser”), with respect to Ascendant Tactical Yield Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that the Sub-Adviser has current assets under management of approximately $550 million. The Trustees further noted that the firm was founded in 1994 to provide personalized portfolio management, strategic planning, and wealth management for high net worth individuals, and that it offers sub-advisory services to other registered investment advisory firms. The Board reviewed the background information of the key investment personnel responsible for sub-advising the Fund, taking into account their education and noting that the investment team has over 90 years of combined financial industry experience with portfolio management, research and compliance. The Board discussed that the Sub-Adviser has been engaged by the Adviser to manage a tactical yield strategy model for the Fund, which employs a combination of market timing and sector rotation within the fixed income asset class. The Board noted that the Sub-Adviser has managed this type of strategy since 1999. The Board reviewed the Sub-Adviser’s investment process, noting that the funds selected represent the best research ideas from Sub-Adviser’s investment committee, primarily using technical analysis with focus on projected short term performance. The Board also noted that the fund selection process takes into consideration fundamental research, relative alpha/beta based fund analysis and statistical analysis. The Board observed that the Sub-Adviser has the ability to alter the model using subjective and objective decisions based on current market and economic factors. Acknowledging that while not all strategy risk can be eliminated, the Board reviewed the Sub-Adviser’s risk management approach with respect to the strategy and noted that the Sub-Adviser conducts additional fundamental and technical research in an attempt to reduce the risk of quickly reversing trends. The Board acknowledged that of the $550 million in assets under the Sub-Adviser’s management, approximately $300 million is invested in the tactical yield strategy in separately managed accounts. The Board was satisfied with the Sub-Adviser’s experience and focus on meeting its clients’ individual investment requirements. The Board concluded that the Sub-Adviser has the potential to deliver high quality service to the Fund, Adviser and future shareholders.

Performance. The Trustees considered the historical performance of the Sub-Adviser. They reviewed the performance history of a composite of the tactical yield strategy managed by the Sub-Adviser, and noted that the strategy significantly underperformed all its benchmarks over the 1-year period and slightly underperformed most of its benchmarks over the 5-year period.

The Ascendant Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2015

The Trustees also noted, however, that the strategy outperformed all of its benchmarks over the 10-year and since inception periods. The Trustees also considered that tactical yield strategies have not performed well in general in recent times, but could be in a good position to achieve reasonable returns in a rising interest rate environment. After further discussion, the Trustees concluded that the Sub-Adviser’s historical performance was satisfactory.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee, noting that the fee was significantly lower than the average fee charged by the Sub-Adviser to its separately managed account clients. The Trustees considered the fact that the Adviser would be covering most of the Fund’s startup expenses, and the lower initial sub-advisory fee will assist the Adviser with its financial commitment to the Fund. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an Adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the breakpoint negotiated by the Adviser, although inverse to the typical arrangement, was acceptable in light of the circumstances and intent of the parties.

Profitability. The Trustees considered the anticipated profits to be realized by the Sub-Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that the Sub-Adviser estimates realizing modest profits during the initial fiscal year, both in terms of percentage of revenue as well as actual dollars. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the future shareholders of Ascendant Tactical Yield Fund.

* Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Ascendant Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/15 – NLFT_v3

The Ascendant Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-527-2363.

9/30/15 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISER
Ascendant Advisors, LLC
Four Oaks Place
1330 Post Oaks Blvd., Suite 1550
Houston, TX 77056

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $36,600

2014 - $ 24,000

(b)	Audit-Related Fees
2015 - None
2014 - None

(c)	Tax Fees

2015 - $6,000

2014 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $ 6,000

2014 - $ 4,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/10/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/10/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 12/10/15